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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
               10 3/8% SENIOR NOTES DUE 2007, CUSIP NO. 27876MAB1
                                       OF
                         ECHOSTAR BROADBAND CORPORATION
                                 IN EXCHANGE FOR
                         10 3/8% SENIOR NOTES DUE 2007
                                       OF
                            ECHOSTAR DBS CORPORATION


         As set forth in the Prospectus dated September 27, 2002 (the "Prospectus") of EchoStar DBS Corporation (the "Issuer") and its subsidiaries under the caption "The Exchange Offer-How to Tender" and the Letter of Transmittal For Tender and in respect of 10 3/8% Senior Notes due 2007, CUSIP No.27876MAB1 (the "EBC Notes") of EchoStar Broadband Corporation in exchange for 10 3/8% Senior Notes due 2007 of EchoStar DBS Corporation ("EDBS") (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for the EBC Notes are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                                   ----------

            To: U.S. Bank National Association (the "Exchange Agent")

                                  BY FACSIMILE:
                                 (651) 244-1537

                            CONFIRM BY TELEPHONE TO:
                                 (800) 934-6802

                                   ----------

                    BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

                         U.S. Bank National Association
                         Attn: Specialized Finance Group
                              180 East Fifth Street
                            St. Paul, Minnesota 55101

                                   ----------


   Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile or telex number other than as set forth above does not constitute a valid delivery.



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Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of EBC Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

         The Exchange Offer will expire at 5:00 p.m., Eastern Standard Time, on November 4, 2002, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by EDBS.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                                   SIGNATURES


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                               Signature of Owner

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                      Signature of Owner (if more than one)

Dated:
      ---------------------------------

Name(s):
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                                 (Please Print)

Address:
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                               (Include Zip Code)

Area and Telephone Number:
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Capacity (full title), if signing in a representative capacity:

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Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Principal amount of EBC Notes Exchanged: $
                                          --------------------------------------

Certificate Nos. of EBC Notes (if available):
                                             -----------------------------------

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IF EBC NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY
TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:
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                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-describe securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

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Name of Firm

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Number and Street or P.O. Box

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City                                            State                   Zip Code

Telephone No.:
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Fax No.:
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                             (Authorized Signature)

Title:
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Date:
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NOTE:    DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES
         SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL